Property and equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
Note 8 Property and equipment

The Company has acquired all of its office and field work equipment with cash payments and financial institution loans. During the year ended December 31, 2014 the company acquired lease hold improvements, office equipment, boom truck, trailer and auto for the sum of $39,180 and financed $15,804 of the acquisitions from loans.  The total assets consist of vehicles, office furniture, tools and various equipment items and the totals are as follows:

Asset	December 31, 2014	December 31, 2013
Equipment	$99,987	$72,308
Accumulated depreciation	42,187	37,105
Net Assets	$57,800	$35,203

Depreciation expenses for the years ended December 31, 2014 and 2013 was $13,538 and $14,639 respectively.